UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2017

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

September 13, 2017

Item 8.01.	Other Events.

On September 13, 2017, Cemtrex, Inc. issued a press release titled “Cemtrex Highlights Value of Recently Announced Exchange Offer for Key Tronic Shareholders.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this current report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit Number	Exhibit Description

99.1	Press release issued by Cemtrex, Inc. on September 13, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: September 13, 2017	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer

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